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                                                                    EXHIBIT 10.4

                                AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT


     This Amendment No. 1 to Employment Agreement is made as of the 1st day of January 1997, by and between Stewart Enterprises, Inc., a Louisiana corporation (the "Company"), and Raymond C. Knopke, Jr. (the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the Company promoted the Employee to the position of Senior Vice President effective January 1, 1997;

     WHEREAS, the Company has entered into an Employment Agreement (the "Employment Agreement") with the Employee dated as of January 1, 1997; and

     WHEREAS, the Employment Agreement inadvertently and incorrectly described Employee an Executive Vice President of the Company.

     NOW THEREFORE, the Company and the Employee agree as follows:

     Article I Section 1 of the Employment Agreement is hereby amended to read in its entirety as follows:

          1. CAPACITY AND DUTIES OF EMPLOYEE. The Employee is employed by the Company to render services on behalf of the Company as Senior Vice President. As the Senior Vice President, the Employee shall perform such duties as are assigned to the individual holding such title by the Company's Bylaws and such other duties, consistent with the Employee's job title, as may be prescribed from time to time by the Board of Directors of the Company (the "Board") and/or the Company's Chief Executive Officer.

          Article III, Section 4, Paragraph (a), subparagraphs (i) and (ii) are hereby amended to read in their entirety as follows:

               (i) the assignment by the Board to the Employee of any duties or responsibilities that are inconsistent with the Employee's status, title and position as Senior Vice President;

               (ii) any removal of the Employee from, or any failure to reappoint or reelect the Employee to, the position of Senior Vice President of the Company, except in connection with a termination of Employee's status as an employee as permitted by this Agreement;

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and signed as of the date indicated above.

                                    STEWART ENTERPRISES, INC.


                                    By:  /s/ James W. McFarland
                                         ----------------------
                                         James W. McFarland
                                         Compensation Committee Chairman


                                    EMPLOYEE:


                                    /s/ Raymond C. Knopke, Jr.
                                    --------------------------
                                    Raymond C. Knopke, Jr.


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